INVESTOR DECK

SNAP INTERACTIVE, INC.

December 2017

snap-interactive.com
Ticker: STVI

safe harbor

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP," "Snap Interactive" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "optimistic," "potential," "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

the Company's ability to successfully integrate the operations of Snap and A.V.M. Software, Inc. (d/b/a Paltalk);

the Company's heavy reliance on a limited number of third party platforms to run the Company's applications;

the Company's ability to obtain additional capital or financing to execute its business plan;

the Company's reliance on its executive officers;

the intense competition in the Company's industry;

the Company's ability to release new applications or improve upon existing applications and derive revenue therefrom;

the Company's ability to develop, establish and maintain strong brands;

the Company's ability to update its applications to respond to trends and preferences;

the Company's ability to adapt or modify the Company's applications for the international market and derive revenue therefrom;

the Company's ability to generate subscribers through advertising and marketing agreements with third party advertising and marketing providers; and

the Company's plans related to the use of blockchain technology, including blockchain investments and partnerships.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

our mission

to be the leader in delivery of live video social experiences in a mobile world



Social Video Apps
Media Delivery Platform
Blockchain Integration

company SNAP shot

a unique social video portfolio supported by a strong commercial and technology platform

innovative portfolio — live video social networking and dating apps

large user base — millions of MAUs in 180 countries; 179,200 active subscribers[4]

proprietary LIVE VIDEO technology — millions of users broadcasting and consuming video streams weekly

Corporate Profile	
OTCQB Ticker:	STVI
Closing Price[1]:	$2.70
52-Week Range[2]:	$1.50-$9.20
Shares Outstanding[3]:	6.7mm
Shares in Public Float:	2.1mm
Market Cap:	$18.1mm
Enterprise Value:	$14.8mm
TTM Revenues:	$25.9mm
Total Cash 9/30/17:	$3.3mm

[1]Stock price as of 11/30/17
[2]Data provided by FactSet Fundamentals
[3]Includes 158,571 shares of unvested restricted stock
[4]Subscribers as of September 30, 2017

investment highlights

explosive growth market



Live video is becoming an integral element of social networking and digital entertainment fields

disruptive technology



Transformational blockchain technology is expected to bring new differentiated capabilities to our social video apps and media delivery platform

first public blockchain play in interactive media and social networking



We expect SNAP's early mover focus on blockchain technology will produce growth and value creation opportunities in this disruptive field

social video apps

one of the world's largest live video chat communities enabling users to connect and communicate across multiple devices

paltalk

US-focused, worldwide video chat community targeting users over 35

camfrog

Asia-centric video chat community targeting users from 18-35

tinychat

US-focused video chat community targeting users 18-35

FirstMet

Prominent, game-like dating app targeting users over 35


Unlimited Live Video Chat


Browse through thousands
of chat rooms all over the world
Most popular chat rooms
Camfrog
Thai_Friends


Video chat with old friends
and meet new ones


View a profile and
compare mutual
interests
Amy, 30

social video apps

one of the world's largest live video chat communities enabling users to connect and communicate across multiple devices


80%
By 2019, online video will be responsible for 80% of global Internet traffic
Cisco, 2016


I see video as a mega-trend, same order as mobile.
Mark Zuckerberg


Digital Video Entertainment is a
$9.1 Billion
Industry
Source: IAB, 2016


SNAP INTERACTIVE
SNAP'S SOCIAL APP MONETIZATION
Subscriptions
Virtual Gifts + Micro-Transactions
AD
Advertising Revenue


250 MM
GLOBAL USER FOOTPRINT
Over 250MM cumulative users with concentration in US, Middle East and Asia


SNAP Video Social Networking Use Cases
Shared Interests
New Friends and Flirting
Performance (e.g., music)
Platform for free expression (e.g., politics)

paltalk

SNAP product Paltalk was a notable free speech platform during the Arab Spring

media delivery platform

SNAP's platform delivers video content at scale and monetizes worldwide across products on all user devices

15 years + $10s of millions
invested in tech infrastructure

26 patents
intellectual property has historically yielded significant licensing revenue

75 engineers
at four centers for tech talent across the US + Asia*

platform expertise

content delivery networks | cloud storage | payments | ad tech | security and distributed denial of service (DDoS) mitigation

* Includes contractors

blockchain integration across the business

blockchain undergirds new tech initiatives at SNAP, and is anticipated to be a growth catalyst that powers existing and future products, as well as partnership opportunities

SNAP is dedicating resources into Blockchain projects in the following areas:

	SOCIAL VIDEO APPS	MEDIA DELIVERY PLATFORM
In-House Product/Tech Initiatives	✓	✓
Partnerships	✓	✓
Investments	✓	✓

what *is* a blockchain?

A blockchain is a distributed database that is used to maintain a continuously growing list of records, called "blocks". Transparent data held in a common, indelible and decentralized ledger enables secure business activity without traditional intermediaries



A **transaction** is requested - it is represented online as a **"block"**
The block is broadcast to a **P2P network** of computers known as nodes
Using known algorithms, those in the network **validate** the transaction
A **verified transaction** may include contracts, records and/or **cryptocurrency**
After verification, the transaction is **combined** with other verified transactions to create **new block of data**
This new block is then **added to the existing blockchain**, providing an **indelible and transparent record of the transaction.**
The **transaction** is **completed**

why is blockchain so revolutionary?

the blockchain permits something totally new -- trusted transactions between parties with no mediation. Blockchain is capable of recording and enabling transactions in virtually every area of value and importance to humankind

"Blockchain is the distributed trust network the internet always needed and never had"

- Marc Andreesen



The Blockchain
Smart Contracts
Digital Currency
Record Keeping
Tech Infrastructure
Securities
E-commerce
Global Payments
Microfinance
Title Records
Healthcare
Voting
Content Delivery Networks
Digital Security
Data Privacy
Cloud Storage
Derivatives
Crowdfunding
Equity/ Debt Securities
Escrow
Wagers
Digital Rights/ IP

value creation from blockchain fuels entrepreneurship

Total Cryptocurrency Market Capitalization ($MM)



$400,000
$300,000
$200,000
$100,000
$0
1/1/2017
3/1/2017
5/1/2017
7/1/2017
9/1/2017
11/1/2017

Source: Coinmarketcap.com

ICO-Based Funding

	2016	2017
ICO Count	46	236
ICO Funding	$96 MM	$3,675 MM

Source: Coinschedule.com, December 2017

Blockchain Startups



2700
1242
2016
2017

Source: Geektime Blockchain Report, October 2017

what is the blockchain opportunity for SNAP?

APPLICABILITY

- Tech-first company with legacy as a technology innovator
- Significant in-house blockchain development talent
- Bitcoin already accepted as payment in two of our apps
- Abundant business overlap with blockchain themes:
  - Anti-censorship / free speech
  - Digital security
  - Global payments

OPPORTUNITY

- New social video product opportunities
- New or better capabilities for our media delivery platform
- Exploring ability to consummate a token offering, pending regulatory clarity
- ICO investments and partnerships

natively blockchain social app initiative

In November 2017, SNAP announced the development of a natively blockchain social app



backchannel
Expected launch in
Q4 2018

no personally identifiable information

decentralized media delivery

freemium app with token payments

Messaging Apps Market Scale*

WhatsApp — **225MM** 2016 downloads

(Sold to Facebook in 2014 for $19B)

Secure Messaging Apps*

	2016 downloads (MM)
Telegram	49.3
wickr	3.8
Signal	3.6

*Source: Fortune.com and Apptopia

blockchain areas of potential investment/partnership

Areas of Potential Partnership/ Investment

Social & Video Consumer Apps Infrastructure:

- Content delivery
- Digital Security
- Storage
- Payments
- Ad Tech

SNAP's Advantages

- Digital operators at scale
- First Customers / Beta Testers for new Blockchain tech
- Joint development collaboration
- Public company stature

Better Deal Filter / Better Deal Terms

Gladius

Case Study: Gladius.io

Gladius' blockchain-based content delivery network (CDN) provides mitigation services for distributed denial-of-service (DDoS) attacks.

Deal Parameters

- Product development relationship (two-way)
- ICO Investment
- Technology adoption throughout our ecosystem

blockchain advisory board

future members will draw from fields such as technology, academia, capital markets and token economics



Mike Jones

- Active angel investor with more than $2.5B in exits
- CEO of Science, Inc.
- Recent exits include: Dollar Shave Club, Famebit, DogVacay and HelloSociety
- Previous CEO of MySpace, Userplane and Tsavo
- Recently launched his newest incubator, Science Blockchain, which just completed an ICO



Lou Kerner

- Former equity analyst from Goldman Sachs, Merrill Lynch
- Ranked among the 5 most influential crypto bloggers on Medium
- Formerly a Managing Partner of The Social InternetFund (SIF)
- Angel investor, best known for investing in Facebook

executive leadership

SNAP has seasoned leadership with diverse and complementary expertise



Jason Katz
Chairman,
President + COO

- Founder of A.V.M. Software
- Authority on instant messaging as well as web-based voice and video
- Co-founder MJ Capital, a money management firm
- JD from NYU Law and a BA from the University of Pennsylvania



Alex Harrington
CEO

- Joined SNAP in 2014 and has also served as interim CFO
- CEO of MeetMoi, a mobile dating pioneer (sold to Match.com)
- SVP of Strategy & Operations for Zagat (acquired by Google)
- MBA from Wharton and a BA from Williams College



Judy Krandel
CFO

- Prior board member of Snap Interactive
- 25-year veteran as a small-cap portfolio manager and equity analyst
- MBA from the University of Chicago, and a B.S.E. from Wharton

Q3 2017 financial highlights

Quarterly revenue growth of 27.5% in Q3 2017 and YTD revenue growth of 35.5%, as a result of the addition of pre-Merger SNAP[1]

Net loss for Q3 2017 of $2.0 million and $4.5 million YTD

Quarterly Adj. EBITDA for Q3 2017 of ($1,133) thousand and YTD Adj. EBITDA of ($1,881) thousand

YTD cash flow from operating activities was $(660) thousand

Cash and cash equivalents totaled approximately $3.3 million as of September 30, 2017, as compared to $4.2 million as of December 31, 2016

Merger integration initiatives return SNAP to cash flow positive from operations in order to fully fund Innovation Lab investments

[1]SNAP Interactive merged with AVM Software in October 2016. Please see public disclosures for further information.

revenues

revenue growth driven by the addition of pre-merger SNAP[1]

2017 YTD

35.5%
total revenue growth

39.9%
subscription revenue growth



Revenue
($ in thousands)
$22,500
$15,000
$7,500
$0
$20,989
$13,942
$18,887
YE 2016
9-Months 9/30/16
9-Months 9/30/17

	YE 2016	YTD 2016	YTD 2017
Subscription Revenue	$ 18,648	$ 12,444	$ 17,414
Advertising Revenue	$ 2,341	$ 1,498	$ 1,473

[1]SNAP Interactive merged with AVM Software in October 2016. Please see public disclosures for further information.

adjusted EBITDA

Nine months ended 2017 Adj. EBITDA was ($1,052) thousand, which excludes one-time expenses of $829 thousand

Adjusted EBITDA
($ in 000s)



$250
$0
($250)
($500)
($750)
($1,000)
($1,250)
($1,500)
($1,750)
($2,000)
$12
$53
$(1,881)
YE 2016
9-Months 9/30/16
9-Months 9/30/17

Adjusted EBITDA Excluding One-Time Expenses*
($ in 000s)



$1,350
$900
$450
$0
($450)
($900)
($1,350)
($1,800)
$1,117
$941
$1052
YE 2016
9-Months 9/30/16
9-Months 9/30/17

*Excludes nonrecurring one time expenses for YE 2016 of $1.1 million primarily related to the AVM Merger, for the nine months ended September 30, 2016 of $888 thousand primarily related to the AVM Merger, and for the nine months ended September 30, 2017 of $829 thousand primarily related to a lease cancellation fee, the AVM merger and the LiveXLive proposed merger.

cash and cash equivalents: second quarter 2017

- Cash and cash equivalents totaled approximately $3.3 million as of September 30, 2017, compared to $4.2 million as of December 31, 2016
- Cash flow from operating activities was $(660) thousand for the nine months ended September 30, 2017



Cash and Cash Equivalents
($ in 000s)
$6,000
$4,500
$3,000
$1,500
$0
$4,163
$3,300
12/31/2016
9/30/2017



Year-Over-Year Cash Flow From Operating Activities
($ in 000s)
$438
$219
$0
($219)
($438)
($656)
($875)
$302
$(660)
9 Months 2016
9 Months 2017

valuation analysis

- Snap has a modest enterprise value as compared to other blockchain companies
- Snap trades at a significant EV/Sales discount as compared to the average of comparable companies cited below

BLOCKCHAIN

TICKER	ENTERPRISE	PRICE	MARKET CAP	EV	TTM SALES	TTM ADJ EBITDA	EV/TTM SALES	EV/TTM ADJ. EBITDA
OSTK	Overstock.Com, Inc	$45.70	$1,100	$702	$1810	0	0.39x	N/A
HIVE:CN	Hive Blockchain Techs.	$2.69	$330	$274	$0	0	N/A	N/A
RIOT	Riot Blockchain, Inc.	$14.92	$81	$72	$0	-4	N/A	N/A
SRAX	Social Reality, Inc.	$6.06	$49	$49	$28	-2	1.75x	N/A
MARA	Marathon Patent Group, Inc.	$4.08	$32	$44	$1	-7	44.00	N/A

SOCIAL APPS

TICKER	ENTERPRISE	PRICE	MARKET CAP	EV	TTM SALES	TTM ADJ EBITDA	EV/SALES	EV/TTM ADJ. EBITDA
MTCH	Match Group, Inc.	$29.60	$7,710	$7,890	$1,350	258	5.84x	30.58x
MOMO	Momo Inc.	$24.07	$4,762	$3,916	$1,180	261	3.32x	15.00x
MEET	Meet Group, Inc.	$2.54	$194	$169	$113	16	1.50x	10.58x

SNAP INTERACTIVE

TICKER	ENTERPRISE	PRICE	MARKET CAP	EV	TTM SALES	TTM ADJ EBITDA	EV/TTM SALES	EV/TTM ADJ. EBITDA
STVI	SNAP Interactive, Inc.	$2.70	$18	$15	$26	-1	0.54x	N/A

[1]Valuation metrics and data as of 11/30/17;
SNAP adjusted EBITDA excludes non-recurring merger related expenses and a lease cancellation fee.
[2]Via Reuters Fundamentals
[3]Via Morningstar

[4]MOMO Inc. does not provide an Adjusted EBITDA; data presented are reported EBITDA
[5]HIVE Blockchain Techs. equity price, market cap, and EV translated from CAD to USD at 0.70 CAD/USD as of 12/1/2017

investment highlights

explosive growth market



Live video is becoming an integral element of social networking and digital entertainment fields

disruptive technology



Transformational blockchain technology is expected to bring new differentiated capabilities to our social video apps and media delivery platform

first public blockchain play in interactive media and social networking



We expect SNAP's early mover focus on blockchain technology will produce growth and value creation opportunities in this disruptive field

non-GAAP reconciliation: adjusted EBITDA

Non-GAAP Financial Measures

Adjusted EBITDA is defined as net loss adjusted to exclude interest income (expense), net, depreciation and amortization expense, other income, net and stock-based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company's management and its Board of Directors to understand and evaluate the Company's core operating performance and trends, to develop short- and long-term operational plans, and to allocate resources to expand the Company's business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of the cash operating income generated by the Company's business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Management also presents Adjusted EBITDA excluding non-recurring one-time expenses* because the Company believes that excluding expenses related to the merger is useful to investors for comparing our Adjusted EBITDA for the fiscal year ended December 31, 2016 to our Adjusted EBITDA reported for other periods. Management uses these non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; or (iii) consider the potentially dilutive impact of stock-based compensation; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three and six months ended June 30, 2017 and 2016 and year ended December 31, 2016 (in thousands):

	Nine Months Ended		Year Endec
	9/30/17	9/30/16	12/31/16
Reconciliation of Net Income (Loss) to Adjusted EBITDA:			
Net loss	$ (4,528)	$ (428)	$ (1,453)
Interest expense (income), net	(40)	(1)	60
Other expense (income), net	18	(30)	(351)
Income tax expense (benefit)	-	(341)	-
Depreciation and amortization expense	1,619	734	1,403
Loss in disposal of fixed assets	17	-	
Stock compensation expense	1,033	118	353
Reported Adjusted EBITDA	$ (1,881)	$ 53	$ 12
One-time expenses	$ 829	$ 888	$ 1,105
Adjusted EBITDA excluding one-time expenses	$ (1,052)	$ 941	$ 1,117

* Nonrecurring one time expenses for YE 2016 of $1.1 million are primarily related to the AVM Merger, for the nine months ended September 30, 2016 of $888 thousand primarily related to the AVM Merger, and for the nine months ended September 30, 2017 of $829 thousand primarily related to a lease cancellation fee, the AVM merger and the LiveXLive proposed merger.